Royalty obligation	12 Months Ended
Jun. 30, 2021
10. Royalty obligation

10. Royalty obligation

On February 8, 2021, the Company announced that it entered into a binding agreement with Vision Blue Resources (“Vision Blue”), a private investment company created and led by Sir Mick Davis, who subsequently was appointed as Chair of the Board of Directors of the Company, to provide a financing package (the “Financing Package”) for total gross proceeds of USD$29.5M consisting of private placements and a royalty financing agreement. As part of the royalty financing agreement:

•	On June 28, 2021, the Company received $8.0 million, less a US$1.5 million royalty financing fee. The Company will receive a further $3.0 million upon achieving 80% of capital expenditures related to the construction of the mine, which is expected to be reached on or around December 31, 2021.

•	The Company will pay to Vision Blue the greater of: (i) US$1.65 million per annum or (ii) 3% of the gross revenues from SuperFlake® concentrate sales (the “GSR”). Once Vision Blue has received a cumulative royalty payment of US$16.5 million, the GSR will be calculated as 3% of the gross revenues from the Company’s SuperFlake® sales. NextSource will have the option at any time to reduce the GSR to 2.25% upon payment to Vision Blue of US$20 million. The Company may delay the first-year minimum repayments, which will become subject to accrued interest of 15% per annum.

•	Vision Blue will receive a royalty of 1.0% of the gross revenues from sales of vanadium pentoxide (“V2O5”) from the Green Giant Vanadium Project for a period of 15 years following commencement of production of V2O5.

On June 30, 2021, the Company recognized a royalty obligation at its fair value of $6.5 million, which is equal to the present value of the $3.0 million that will be received upon achieving 80% of capital expenditures, minimum royalty payments, accrued interest on minimum royalty payment deferrals and the perpetual 3% royalty using an effective discount rate of 13.8%, which was determined at recognition by calculating the IRR of the of the $3.0 million that will be received upon achieving 80% of capital expenditures, minimum royalty payments, accrued interest on minimum royalty payment deferrals and the perpetual 3% royalty. The royalty obligation will be remeasured at each reporting period based on the revised expected future payments at the original effective discount rate under the amortized cost method. During the year ended June 30, 2021, accretion expense on the royalty obligation recognized in the consolidated statements of loss and comprehensive loss was $Nil (2020: $Nil).

Future undiscounted minimum payments including accrued interest are set out in the following table:

Obligation
$
Within 12 months	-
Between 13 and 24 months	948,750
Between 25 and 36 months	1,897,500
Between 37 and 48 months	1,897,500
Between 49 and 60 months	1,897,500
Thereafter	12,333,750
Total undiscounted minimum payments and interest	18,975,000

The $1.5 million financing fee and $169,279 in legal fees related to the royalty agreement were netted against the carrying value of the royalty obligation, which will be recognized over the term of the minimum payment period.